PRELIMINARY

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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     Rule 14a-6(e)(2)
[ ]  Definitive Proxy Statement
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                               Alpha Microsystems
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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
PRELIMINARY
                               ALPHA MICROSYSTEMS
                           2722 SOUTH FAIRVIEW STREET
                           SANTA ANA, CALIFORNIA 92704

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Fellow Shareholder:

               The annual meeting of shareholders (the "Annual Meeting") of Alpha Microsystems (the "Company") will be held at 2722 South Fairview Street, Santa Ana, California 92704 on Thursday, June 3, 1999, at 10:00 a.m., local time, for the following purposes:

               1.     To elect directors of the Company;

               2. To approve the Company's reincorporation in Delaware as AlphaServ.com, through the merger of Alpha Microsystems, a California corporation, with and into a wholly-owned Delaware subsidiary of Alpha Microsystems;


               3. To approve an amendment to the Company's 1998 Stock Option and Award Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 500,000 shares to an aggregate of 2,500,000 shares;

               4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 1999; and


               5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

               The Board of Directors has fixed the close of business on April 9, 1999, as the Record Date for the determination of shareholders who are entitled to notice of and to vote at the Annual Meeting.

               YOU ARE CORDIALLY INVITED TO ATTEND AND TO VOTE AT THIS MEETING IN PERSON. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND. IN THE EVENT A SHAREHOLDER WHO HAS RETURNED A SIGNED PROXY CARD ELECTS TO ATTEND THE MEETING AND VOTE IN PERSON, THE SHAREHOLDER WILL BE ENTITLED TO VOTE.

                                    By Order of the Board of Directors,


                                    Jeffrey J. Dunnigan, Secretary

Santa Ana, California
May 3, 1999

PRELIMINARY



                               ALPHA MICROSYSTEMS
                           2722 SOUTH FAIRVIEW STREET
                           SANTA ANA, CALIFORNIA 92704

                                 PROXY STATEMENT

               This proxy statement and the enclosed proxy card are being mailed on or about May 3, 1999, to shareholders of record on April 9, 1999, of Alpha Microsystems (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the 1999 Annual Meeting of Shareholders, and at any and all adjournments or postponements thereof (the "Annual Meeting"), notice of which appears on the preceding page.

               If a proxy card in the accompanying form is duly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained on it. If no contrary instructions are given, the shares represented by the proxy card will be voted FOR the Board's nominees for directors and FOR the other proposals described herein. A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivering to the Company an instrument revoking the proxy;
(ii) by delivering to the Company a duly executed proxy bearing a later date; or
(iii) if the shareholder executing the proxy is present at the Annual Meeting and votes in person. If the proxy is not revoked, it will be voted by one or more of those persons named thereon.

                      OUTSTANDING SHARES WITH VOTING RIGHTS


               The Board has fixed the close of business on April 9, 1999, as the record date (the "Record Date") for the determination of the holders of common stock (the "Common Stock") and voting preferred stock (the "Voting Preferred Stock") entitled to notice of and to vote at the Annual Meeting, and at any adjournment or postponement of such Annual Meeting. As of the Record Date there were outstanding 11,588,882 shares of Common Stock and 1 share of Voting Preferred Stock. Each share of Common Stock is entitled to one vote. Each share of Voting Preferred Stock is entitled to cast an aggregate number of votes equal to the number of votes that a holder of the shares of Common Stock issuable upon exercise of the then unexercised portion of associated Warrants held by such holder would be entitled to vote. As of the Record Date, the outstanding share of Voting Preferred Stock was entitled to 5,844,826 votes

               The holders of record of a majority of the votes entitled to be cast is necessary to provide a quorum for the Annual Meeting. Abstentions and "broker non-votes" are counted for purposes of determining whether the quorum requirement is satisfied.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

               The directors of the Company are elected annually and serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Bylaws of the Company provide that the authorized number of directors of the Company shall be not less than five nor more than nine, with the exact number as determined by resolution of the Board of Directors. The Board of Directors has established the number of directors as seven.

               On August 7, 1998, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with ING Equity Partners II, L.P., now known as Hampshire Equity Partners II, L.P. ("ING"). As part of the transaction, the Company agreed to nominate for election to the Board of Directors a total of three individuals designated by ING. Benjamin P. Giess, Carlos D. De Mattos and Sam Yau have been designated by ING for nomination to the Board. There are no other arrangements or understandings between any director, director nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company. There are no family relationships between any director, director nominee or executive officer and any other director, director nominee or executive officer of the Company.

               The Board of Directors has nominated the individuals named in the table below to serve as members of the Board of Directors of the Company, and, if the enclosed proxy card is duly executed and returned, it will be voted in favor of those individuals, unless otherwise specified. Management has been informed that all nominees are willing to serve as directors, but if any of them should be unable to serve, or will not serve, as a director, the proxy holders will vote for the election of such other person or persons as they, in the exercise of their discretionary authority, may choose. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTOR

                                                                                      Director
                                                                                       Since

CARLOS  D. DE MATTOS, 46, has served as a Director and the Chairman and Chief           1998
        Executive Officer of Matthews Studio Equipment Group since January 1995, and prior thereto as the Co-Chairman and Chief Executive Officer from
        February 1989 to January 1995. Mr. De Mattos became Chief Financial
        Officer of Matthews Studio Equipment Group in April, 1996. Mr. De Mattos
        has also been Co-Chairman of the Board and Chief Financial Officer of
        Matthews Studio Equipment, Inc. since 1976.


BENJAMIN P. GIESS, 36, has been employed by Hampshire Equity Partners, formerly         1998
        known as ING Equity Partners, and its predecessors and affiliates since
        1992 and currently serves as a Partner responsible for originating, structuring and managing equity and debt investments. From 1991 to 1992,
        Mr. Giess worked in the Corporate Finance Group of ING Capital. From
        1990 to 1991, Mr. Giess was employed by the Corporate Finance Group of
        General Electric Capital Corporation. Mr. Giess serves as a director of
        e.spire Communications, Inc. a Nasdaq company, which is a competitive local exchange carrier ("CLEC"), as well as Matthews Studio Equipment
        Group, a single source provider of production equipment to the entertainment industry. In addition, Mr. Giess serves on the board of several privately held companies.

ROCKELL N. HANKIN, 52, is chief executive of Hankin & Co. (founded June 1986)           1987
        and its affiliate Hankin Investment Banking. The firms provide management consulting and investment banking services. Mr. Hankin also serves as Vice-Chairman of the Board of Semtech Corporation (NMS), a
        manufacturer of electronic components, and a member of the boards of
        Techniclone Corporation (NMS), a development stage pharmaceutical company, and Sparta, Inc., a systems analysis and engineering company serving primarily the military services and the department of defense.
        Within the past year, he was Chairman of the Board of House of Fabrics
        (NMS), a national retail chain, which was merged and a member of the board of Quidel (NMS). In addition, Mr. Hankin serves on the Board of several privately held companies.

RICHARD E. MAHMARIAN, 62, is currently President of REM Associates, a private           1995
        investment and consulting service company. He was Chairman of the Board,
        President, and Chief Executive Officer of Verification Systems
        International, Incorporated, which designs, engineers and manufactures bar code and two-dimensional symbology quality assurance instruments, from 1997-1998. Prior to its sale in 1996, Mr. Mahmarian was Vice
        Chairman of the Board and Executive Vice President of RJS, Inc., a
        manufacturer of bar code printers, verification scanners, software, and consumable products. Mr. Mahmarian had been a principal of RJS, Inc.
        since 1987, when it was purchased in a leveraged buyout. Prior to joining RJS, Inc., he held various management positions for Bell &
        Howell Company, Northrop Corporation and NCR Corporation.


CLARKE  E. REYNOLDS, 78, served as Chairman of the Board of Directors of the            1989
        Company from 1991-1998, as Chief Executive Officer of the Company from
        January 1991 to August 1991, as President from November 1990 to May
        1991, as Vice Chairman of the Board from October 1990 to May 1991, and as Chief Operating Officer of the Company from November 1990 to May
        1991. Mr. Reynolds was previously employed by NCR Corporation for over
        47 years, during which time he held a variety of sales and marketing and general management positions including Vice President Pacific Region,
        Managing Director and Chairman of the Board NCR United Kingdom, Vice
        President NCR Europe and Vice President Executive Office. Mr. Reynolds
        serves as a Director of Sparta, Inc., which provides a wide range of scientific, engineering and technical assistance services, primarily for the U.S. military services and the Department of Defense.


DOUGLAS J. TULLIO, 56, appointed Chairman of the Board of Directors in July,            1991
        1998, has served as President and Chief Executive Officer since May
        1991. Mr. Tullio joined the Company in January 1990 and served as
        Executive Vice President of the Company and President of the Company's
        subsidiaries, Rexon Business Machines and AMS Computers. (In April 1990,
        these subsidiaries were merged into the Company.) From 1984 to 1989, he worked for General Automation, Inc., in the positions of President and member of the Board of Directors. Previously he served in various management positions at Microdata, McDonnell Douglas and NCR Corporations.

SAM YAU, 50, has served as a director of the Company since 1998. Mr. Yau was            1998
        Chief Executive Officer of National Education Corporation from May 1995 to May 1997. From 1993 through 1995 he was Chief Operating Officer of
        Advacare, a medical services company.



               With respect to Proposal 1, directors are elected by a plurality of the affirmative votes cast. Thus abstentions and "broker non-votes" have no effect on the election of directors. If one or more shareholders gives notice at the Annual Meeting prior to the voting of their intention to cumulate their votes in the election of directors, all shareholders entitled to vote shall have the right to so cumulate their votes and to give one candidate, who has been nominated prior to voting, a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or to distribute such votes among two or more such candidates on the same principle in such proportions as each shareholder may determine. The enclosed form of proxy includes authority to cumulate votes, in the discretion of the proxies named thereon, and each of them, for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy card among the nominees named herein or any substitute person or persons nominated by the Board of Directors for election to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS TO THE BOARD.

               BOARD COMMITTEES

               The Company has Audit and Compensation Committees, as well as a Nominating Committee. The Audit Committee is currently composed of Messrs. Carlos D. De Mattos, Benjamin P. Giess, Rockell N. Hankin and Richard E. Mahmarian and its functions include recommending to the Board of Directors the engagement and discharge of the independent auditors, reviewing the performance of the independent auditors, reviewing the independent auditors' fees and reviewing the adequacy of the Company's system of internal accounting controls. The Compensation Committee is currently composed of Messrs. Carlos D. De Mattos, Benjamin P. Giess, Richard E. Mahmarian and Clarke E. Reynolds, and its functions include making recommendations with respect to compensation of officers and employees of the Company, reviewing annually the compensation structure of the Company and administration of the Company's stock incentive award plan and the Company's incentive and non-qualified stock option plans. The Nominating Committee is currently composed of Messrs. Carlos D. De Mattos, Benjamin P. Giess, Rockell N. Hankin, Clarke E. Reynolds and Douglas J. Tullio and considers nominees for Director recommended by the shareholders.

               MEETINGS OF BOARD

               During the Transition Period ended December 31, 1998, there were thirteen meetings of the Board of Directors of the Company, and the Board acted once by unanimous written consent. The Audit Committee met once, the Compensation Committee met three times and acted once by unanimous written consent, and the Nominating Committee met once.

               During the Transition Period ended December 31, 1998, each Board member attended 100% of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.


                                   PROPOSAL 2


     APPROVE REINCORPORATION OF THE COMPANY IN DELAWARE AND RELATED CHANGES
            TO THE RIGHTS OF SHAREHOLDERS AND TO CHANGE THE NAME OF
                         THE COMPANY TO "ALPHASERV.COM"

GENERAL

               The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware and to change the name of the Company to "AlphaServ.com". The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation in Delaware, along with certain measures the Board intends to concurrently adopt which are designed to make hostile takeovers of the Company more difficult, will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The Board also believes that reincorporation in Delaware will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. Finally, reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law.

               In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

               PREDICTABILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

               HOSTILE TAKEOVERS. The Company intends as part of the reincorporation to adopt certain measures which may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less favorable to all of the shareholders than would be available in a board-approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

               The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts.

               Notwithstanding the belief of the Board of Directors as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.


               DIRECTOR LIABILITY: ABILITY TO ATTRACT AND RETAIN DIRECTORS. In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for breach of their fiduciary duty of care as directors under certain circumstances. The directors have elected to include such a provision in the Delaware certificate. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. The Board of Directors believes that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future, however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board of Directors in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "--Limitation of Liability and Indemnification" for a more complete discussion of these issues.


               In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under the Delaware law than under the California law and therefore that the Company's objectives in adopting this type of provision can be better achieved by reincorporation in Delaware.


               RIGHTS OF SHAREHOLDERS. The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins on page 7 of this Proxy Statement.


               METHOD OF REINCORPORATION. The proposed reincorporation and change of name would be accomplished by merging the Company into a newly-formed Delaware corporation which, just before the merger, will be a wholly-owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will be AlphaServ.com. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

               On the effective date of the proposed reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, each share of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, will automatically convert into one share of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Delaware Company, each share of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock will automatically convert into one share of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock of the Delaware Company, each share of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock will automatically convert into one share of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Delaware Company and each share of Voting Preferred Stock will automatically convert into one share of Voting Preferred Stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the reincorporation and the number of outstanding shares of each class of Preferred Stock of the Delaware Company will be equal to the number of shares of such Preferred Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1993 Employee Stock Option Plan, the Employee Stock Purchase Plan, the Stock Incentive Award Plan and the 1998 Stock Option and Award Plan will be adopted and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.


               No action need be taken by shareholders to exchange their stock certificates; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

               If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. However, the reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the Common Stock.


               Required Vote. Since the approval of the proposal to reincorporate the Company as AlphaServ.com in Delaware through the merger of Alpha Microsystems, a California corporation, with and into a wholly-owned subsidiary of Alpha Microsystems requires the affirmative vote of the outstanding shares, abstentions and broker non-votes on such proposal have the effect of "no" vote.


                  SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by the Company's Articles of Incorporation, as amended (the "California Articles") and the Company's Restated bylaws (the

"California Bylaws"), which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 2722 South Fairview Street, Santa Ana, California 92704, Attention: Corporate Secretary.

               If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than California law (however, see "-- Application of California Law After Reincorporation"). The California Articles and California Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy Statement. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the reincorporation proposal.

               In particular, it should be noted that the Delaware Certificate provides for a classified Board. If the reincorporation proposal is adopted, the directors of the Delaware corporation will, in effect, become the directors of the Company. Because the Board is classified into three classes, the terms of Mr. Hankin and Mr. Mahmarian as Class III directors will not expire for three years, and the terms of Mr. Giess, Mr. De Mattos and Mr. Yau as Class II directors will not expire for two years. Mr. Tullio's and Mr. Reynolds' term as Class I directors will expire in one year.

               A number of significant differences between California and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.


ISSUE                       DELAWARE                            CALIFORNIA

Indemnification of          Delaware law permits somewhat       California law permits
Directors and Officers      broader indemnification and could   indemnification under certain
(see page 10).              result in indemnification of        limitations
                            directors and officers in
                            circumstances where California
                            law would not permit
                            indemnification.

Cumulative Voting for       Cumulative voting not available     Cumulative voting is mandatory
Directors (see page 14).    under Delaware law because not      upon notice given by a
                            provided in the Delaware            shareholder at shareholder's
                            Certificate                         meeting at which directors are
                                                                to be elected. California law
                                                                permits NASDAQ National Market
                                                                System ("NASDAQ") corporations
                                                                with over 800 equity security
                                                                holders to eliminate cumulative
                                                                voting. The California Articles
                                                                do not include such a provision.


Classified Board of         Delaware Certificate divides the    California Articles do not
Directors (see page 13).    Board of Directors into three       provide for classes of directors.
                            classes.  Directors will serve
                            for three years, with one class
                            being elected each year.

Removal of Directors by     Removal only for cause by           Removal with or without cause by
Shareholders (see           affirmative vote of a majority of   affirmative vote of a majority
page 15).                   the outstanding shares.             of the outstanding shares,
                                                                provided that shares voting
                                                                against removal could not elect
                                                                such director under cumulative
                                                                voting.

Filling Board Vacancies     Delaware law provides that          California law permits (a) any
(see page 15).              vacancies and newly created         holder of 5% or more of the
                            directorships may be filled         corporation's voting stock
                            by a majority of the directors      or (b) the superior court of the
                            then in office, even if less        appropriate county to call a
                            than a quorum. If there are         special meeting of shareholders
                            no directors in office, the         to elect the entire board if,
                            Delaware Court of Chancery may      after filling any vacancy, the
                            order an election to fill           directors then in office who
                            vacancies or newly created          have been elected by the
                            directorships upon the              shareholders constitute less
                            application of any stockholder.     than a majority of the directors
                                                                then in office.

Who may Call Special        The Board of Directors, the         The Board of Directors, the
Shareholder Meeting (see    Chairman of the Board or the        Chairman of the Board, the
page 16).                   President.                          President, or holders of 10% of
                                                                the shares entitled to vote at
                                                                the special meeting.

Action by Written Consent   Action by written consent           Action by written consent
of Shareholders in Lieu     prohibited by the Delaware          permitted.
of a Shareholder Vote       Certificate.  All shareholder
at Shareholder Meeting      action must take place by a
(see page 16).              shareholder vote at a meeting of
                            shareholder.

Business Combination Offer  Restrict business combinations      No comparable statue.
Statute (see page 17).      (mergers, sales of assets, and
                            similar transactions) between
                            the Company and a 15% stockholder
                            whose ownership was not approved
                            in advance by the board of
                            directors for 3 years.

Amendment of Certificate    Amendments of all provisions of     Amendment of all provisions of
(see page 19).              the Delaware Certificate (except    the California Articles requires
                            anti-takeover provisions)           approval by a majority of the
                            requires approval by a majority     Voting Stock of the Company.
                            of the Voting Stock of the
                            Delaware Company, amendment of
                            anti-takeover provisions requires
                            approval of 80% of the Voting
                            Stock of the Company.

Loans to Officers and       Board of Directors may authorize    Loans must be approved or
Directors (see page 19).    if expected to benefit the          ratified by a majority of the
                            Company.                            outstanding shares.

Class Vote for              Generally not required unless a     A reorganization transaction
Reorganizations (see page   reorganization adversely affects    must generally be approved by a
20).                        a specific class of shares.         majority vote of each class of
                                                                shares outstanding.

Right of Shareholders to    Permitted for any purpose           Permitted for any purpose
Inspect Shareholder List    reasonably related to such          reasonably related to such
(see page 20).              shareholder's interest as a         shareholder's interest as a
                            shareholder.                        shareholder.  Also, an absolute
                                                                right to 5% shareholders and
                                                                certain 1% shareholders.

Appraisal Rights (see       Available in certain mergers if     Available in certain
page 20).                   shareholders receive cash in        circumstances if the holders of
                            exchange for the shares and in      5% of the class assert such
                            certain other circumstances.        rights.

Dividends (see page 22).    Paid from surplus (including        Generally limited to the greater
                            paid-in and earned surplus)         of (i) retained earnings or
                            or net profits for present or       (ii) an amount which would leave
                            prior fiscal year.                  the Company with assets of 125%
                                                                of liabilities and current
                                                                assets of 100% of current
                                                                liabilities.

Other                       Responsive legislature and
                            larger body of corporate
                            case law in Delaware provides
                            more predictable corporate legal
                            environment in Delaware.




                   LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATIONS ON DIRECTOR LIABILITY

               Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

               The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

               The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

               Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with the Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.


               The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal will not affect the Board of Directors' continued high standard of corporate governance.


INDEMNIFICATION OF OFFICERS AND DIRECTORS

               The California Bylaws and Delaware Bylaws relating to indemnification similarly require that the Company and the Delaware Company, respectively, indemnify its directors and officers to the fullest extent permitted by the respective state law, provided, that the Company and the Delaware Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Delaware Company will not be required to indemnify any director or officer in connection with a proceeding initiated by such person unless the proceeding was authorized by the Board of Directors. The California Bylaws permit the Company to provide indemnification to its other officers, employees and agents as set forth in California law. The Delaware Bylaws only provide indemnification to directors, officers and anyone serving at the request of the Company as a director, officer, employee or agent of another corporation.

               California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states, as well as the California and Delaware Bylaws.

               California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (b) no indemnification may be made under California law, without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware allows indemnification of such expenses without court approval.

               Indemnification is permitted by California law providing the requisite standard of conduct is met, as determined by (1) a majority vote of a disinterested quorum of the directors, (2) independent legal counsel (if a quorum of independent directors is not obtainable), (3) a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or
(4) the court handling the action.

               Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination (1) by a majority of the disinterested directors, even though less than a quorum (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum,
(3) by independent legal counsel, regardless of whether a disinterested quorum of directors exists or (4) by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law as described above) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

               California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise, but only for directors and officers.

               Both California law and the California Bylaws permit (as opposed to the Delaware Bylaws, which require) the Company to advance expenses related to any proceeding contingent on such persons' commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

               California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by the California statute. The California Articles include such a provision.

               A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. California law is similar in that it permits non-exclusive indemnification if authorized in the Company's charter. The California Articles contain such an enabling provision. Under Delaware law and the Delaware Bylaws, the Delaware Company is permitted to indemnify its directors and officers within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote, vote of disinterested directors or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Bylaws or the California indemnification statutes.

               The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the proposed reincorporation. Nevertheless, the Board of Directors has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board of Directors believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

               There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

INDEMNIFICATION AGREEMENTS

               The Delaware Company intends to enter into indemnification agreements with certain of its directors and officers. The indemnification agreements, among other things, require the Delaware Company to indemnify such officers and directors to the fullest extent permitted by Delaware law, and to advance to such directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The Delaware Company is also required to indemnify and to advance all expenses incurred by directors and officers seeking to enforce their rights under the indemnification agreements.

               Although the indemnification agreements offer substantially the same scope of coverage afforded by provisions in the Delaware Certificate and Delaware Bylaws, they provide greater assurance to officers and directors that indemnification will be available, because, as a contract, they cannot be modified unilaterally in the future by the Board of Directors of the Delaware Company or by the stockholders to eliminate the rights that they provide, an action that may be possible with respect to the relevant provisions of the Delaware Bylaws, at least as to prospective elimination of such rights. If the reincorporation is approved, the Company intends to enter into new indemnification agreements with its officers and directors to replace those indemnification agreements entered into under the California Articles and California law.

                       OTHER MATTERS RELATING TO DIRECTORS

NUMBER OF DIRECTORS


               California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range, the exact number to be determined by the board of directors. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Bylaws provide for a Board of Directors that may vary between five and nine members, inclusive, and the Board of Directors has fixed the exact number of directors at seven. California law also requires that any change in the range of a variable Board of Directors specified in the articles and bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the articles of incorporation), provided that a change reducing the minimum number of directors to less than five cannot be adopted if votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California Bylaws require the vote of a majority of the outstanding shares to change the range of the Company's variable Board of Directors; provided, any amendment reducing the minimum number of directors to less than five (5) cannot be adopted if votes cast against are equal to more than 16 2/3% of the outstanding shares entitled to vote.


               Delaware law permits a board of directors to change the authorized number of directors by amendment to the bylaws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the certificate of incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate provides that the number of directors shall be no less than five (5) and no more than nine (9) directors. The Delaware Bylaws provide that the exact number of directors is to be determined by resolution of the Board of Directors.

CLASSIFICATION OF THE BOARD OF DIRECTORS AND CERTAIN OTHER RELATED MATTERS

               Under California law, California corporations meeting certain qualifications may amend their articles of incorporation to provide for a classified board, but for corporations not so qualified directors must be elected annually and a classified board is not permitted. The California Articles and California Bylaws now provide that all directors are to be elected annually for a term of one year. Delaware law permits, but does not require, provisions in a certificate of incorporation or bylaws that provide for a classified board of directors. To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, the Delaware Certificate provides for classification of the Board of Directors (the "Classified Board Provision"). The Classified Board Provision provides that directors will be classified into three classes, as nearly equal in number as possible. Class I would hold office initially for a term expiring at the 2000 annual meeting of stockholders; Class II would hold office initially for a term expiring at the 2001 annual meeting of stockholders; and Class III would hold office initially for a term expiring at the 2002 annual meeting of stockholders. At each annual meeting of stockholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors have been duly elected and qualified.

               Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and shall have qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Delaware Certificate will not provide otherwise.

               The Classified Board Provision will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Delaware Company. Currently, a change in control of the Board of Directors of the Company can be made by stockholders holding a plurality of the votes cast at a single annual meeting of stockholders. If the stockholders approve the Reincorporation, it will take at least two annual meetings of stockholders for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

               Because of the additional time required to change control of the Board of Directors, the Classified Board Provision will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Delaware Company. Because the Classified Board Provision will increase the amount of time required for a takeover bidder to obtain control of the Delaware Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Delaware Company's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The Classified Board Provision will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable.

               The Classified Board Provision is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the Classified Board Provision will assist the Board of Directors in protecting the interests of the Delaware Company's stockholders in the event of an unsolicited offer for the Delaware Company.

               This Classified Board Provision is intended to encourage persons seeking to acquire control of the Delaware Company, including through proxy fights or hostile takeovers, to initiate such efforts through negotiations with the Board of Directors. The Board of Directors believes that the Classified Board Provision will help give the Board of Directors the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of the Delaware Company's stockholders. The Classified Board Provision is also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Delaware Company's stockholders, in any negotiations concerning a potential change of control of the Delaware Company. The Classified Board Provision will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors will retain their positions. The Classified Board Provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Delaware Company even though such attempt might be beneficial to the Delaware Company's stockholders.

               The Delaware Certificate contains certain provisions that could be characterized as specific "anti-takeover" provisions. The Delaware Certificate permits the Delaware Company to issue "blank check" preferred stock, with such designations, rights and preferences as may be determined from time to time by the Board of Directors, without stockholder approval. The Delaware Certificate currently authorizes the issuance of 5,000,000 shares of preferred stock of which 15,001 shares will be issued in exchange for existing preferred stock. The authorized and available preferred stock could be issued by the Delaware Company and used to discourage a change in the control of the Delaware Company.

               The Classified Board Provision is permitted by Delaware law and is consistent with the rules of NASDAQ on which the Delaware Company's Common Stock will be traded. The Classified Board Provision is not being implemented as the result of any specific efforts of which the California Company or the Delaware Company is aware to obtain control of the Delaware Company.

               The Classified Board Provision described herein is set forth in Exhibit B to this Proxy Statement. The preceding description of the Classified Board Provision is qualified in its entirety by reference to Exhibit B.

CUMULATIVE VOTING FOR DIRECTORS


               Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equals the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, under non-cumulative voting, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all the directors of the Company.

               Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its articles of incorporation or bylaws, to eliminate cumulative voting when the Company's shares are listed on a national stock exchange or traded on NASDAQ and are held by at least 800 equity security holders. The California Articles do not include such a provision.

               Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

               The elimination of cumulative voting could deter investors from acquiring a minority block in the Company with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company, which some shareholders might deem favorable.

REMOVAL OF DIRECTORS

               Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares, provided that the shares voted against removal would not be sufficient to elect the director by cumulative voting. Under Delaware law, unless the board is classified or cumulative voting is permitted, a director can be removed from office during his term by shareholders with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors. Since the Delaware Certificate provides for a classified board, the Delaware Bylaws provide that the Company's directors may be removed from office only for cause by the affirmative vote of the holders of a majority of shares then entitled to vote at the election of directors. The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law and its meaning has not been precisely delineated by the Delaware courts.

FILLING BOARD VACANCIES


               Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's Voting Stock may call a special meeting of shareholders, or (ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that vacancies and newly created directorships may be filled by a majority of directors then in office, even if less than a quorum. If there are no directors in office the Delaware

Court of Chancery may, upon application of any shareholder or shareholders having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

               Consistent with the foregoing, the proposed Delaware Bylaws provide that vacancies shall be filled by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors.


CAPITALIZATION

               Currently, the Company's capital stock consists of 40,000,000 authorized shares of Common Stock, no par value, of which 11,588,882 shares were issued and outstanding as of April 9, 1999, and 5,000,000 authorized shares of Preferred Stock, no par value, of which 2,500 shares of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7,000 shares of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock and 1 share of Voting Preferred Stock were issued and outstanding as of April 9, 1999.

               Upon the effectiveness of the reincorporation, the Delaware Company will have the same number of outstanding shares of Common Stock, Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock and Voting Preferred Stock that the Company had outstanding immediately prior to the reincorporation.

               The capitalization of the Delaware Company is identical to the capitalization of the Company with the addition of a per share par value, with authorized capital stock of 40,000,000 shares of Common Stock, $.001 par value and 5,000,000 shares of Preferred Stock, $.001 par value, consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of, Common and Preferred Stock will be available for future issuance.

               Under the Delaware Certificate, as under the California Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof.

               The Board of Directors may authorize the issuance of Preferred Stock for the purpose of adopting shareholder rights plans or in connection with various corporate transactions, including corporate partnering arrangements. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Preferred Stock, except as required by law or regulation. See "-- Anti-Takeover Measures."

SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDERS' MEETING

               Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate and Bylaws provide that such a meeting may be called only by the Board of Directors, the Chairman of the Board of Directors or the President, and not by any other person or persons.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

               Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate the ability of stockholders to act by written consent in its charter. The Delaware Certificate, unlike the California Articles, prohibits shareholders from acting by written consent in lieu of a meeting.

               Elimination of shareholder power to act by written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholder power to act by written consent may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware Bylaws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting is held to take any such action. The Board of Directors believes this provision, like the other provisions to be included in the Delaware Certificate and Delaware Bylaws, will enhance the Board of Directors' opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

               There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

               The Delaware Bylaws provide that, in order for director nominations or shareholder proposals to be properly brought before the annual meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. To be timely under the Delaware Bylaws, notice must be delivered not less than 70 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting has been advanced by more than 20 days or delayed by more than 70 days from such anniversary date, the

Delaware Bylaws provide that notice must be given not more than 90 days nor less than 70 days prior to the annual meeting or within the 10 days following the day on which public announcement of the meeting is made. These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the annual meeting and have the opportunity to consider each proposal in advance of the annual meeting.

                             ANTI-TAKEOVER MEASURES

               Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are the elimination of the right of shareholders to call special shareholders' meetings which is described above. In addition, certain types of "poison pill" defenses (such as shareholder rights plans) discussed below have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

               In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Under
Section 1203 of the California General Corporation Law, certain business combinations with a majority shareholder are subject to specified conditions, but there is no equivalent provision to Section 203, which addresses business combinations with a significant but not majority shareholder.

               Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

               For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

               The three-year moratorium imposed on business combinations by
Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested stockholder.

               Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market or (iii) held of record by more than 2,000 stockholders. Since the Delaware Company will have a class of voting stock authorized for quotation on NASDAQ, Section 203 will be immediately applicable to the Delaware Company following the Reincorporation. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. The Delaware Company does not intend to elect not to be governed by Section 203.


               Section 203 also has the effect of limiting the ability of a potential Delaware acquiror to make a two-tiered bid for the Delaware Company in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to the Delaware Company will confer upon the Board the power to reject a proposed business combination, even though a potential acquiror may be offering a substantial premium for the Delaware Company's shares over the then-current market price (assuming the stock is then publicly traded). Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

ADDITIONAL ANTI-TAKEOVER MEASURES

               There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the Company.

               The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

               In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Delaware Common Stock and preferred stock of the Delaware Company (the "Delaware Preferred Stock") could (within the limits imposed by applicable law) be issued in one or more transactions, or Delaware Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Delaware Common Stock and Delaware Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

               It should be noted that the voting rights to be accorded to any unissued series of Delaware Preferred Stock remain to be fixed by the Delaware Board of Directors. Accordingly, if the Delaware Board of Directors so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Delaware Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board of Directors. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

               If the reincorporation is approved it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock of the Delaware Company, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

AMENDMENT OF CERTIFICATE


               The California Articles provide that the provisions thereof may be amended by the affirmative vote of a simple majority of the holders of the outstanding Voting Stock of the Company. The Delaware Certificate provides that all provisions thereof other than certain anti-takeover provisions (i.e., the classified board, elimination of the ability to act by written consent and limitation on ability to call special meetings of stockholders) may be amended by the affirmative vote of a majority of the voting power of the Voting Stock of the Company. The anti-takeover provisions may be amended by the affirmative vote of 80% of the voting power of the Voting Stock.


AMENDMENT OF BYLAWS

               The California Bylaws provide that the provisions can be amended by the affirmative vote of the holders of a majority of the voting power of the Voting Stock of the Company. The Delaware Certificate provides that the Delaware Bylaws may be amended by the affirmative vote of 80% of the voting power of the Voting Stock of the Company.

                           OTHER STATE LAW DIFFERENCES

LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

               California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of a California corporation.

               Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

CLASS VOTE FOR CERTAIN REORGANIZATIONS

               With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.


               California law also requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness" hearing. This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters' rights. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Changes Caused By Reincorporation -- Shareholder Approval of Certain Business Combinations".


INSPECTION OF SHAREHOLDER LISTS

               California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's Voting Stock or shareholders holding 1% or more of such shares who have filed a
Schedule 14B with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

APPRAISAL RIGHTS

               Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

               Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the reincorporation proposal.

               Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

HOLDING COMPANY REORGANIZATION


               Section 251(g) of the General Corporation Law permits a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such a stockholder approval under existing law.


               Thus, the resulting holding company must be a Delaware corporation and have the same certificate of incorporation (except for provisions that could have been amended or deleted without stockholder approval), bylaws, and directors that the corporation had prior to the reorganization. The corporation or its successor must, as a result of the reorganization, become a direct or indirect wholly owned subsidiary of the holding company and must retain the same certificate of incorporation and bylaws that the corporation had prior to the reorganization (except that the capitalization may be reduced and except for the addition of the provision described in the next sentence). To ensure that the voting rights of the stockholders of the corporation are not changed or evaded as a result of the reorganization, the statute requires that the certificate of incorporation of the corporation provide that any extraordinary transactions involving the corporation be approved by the stockholders of the holding company by the same vote required of the stockholders of the corporation under the General Corporation Law and/or by the corporation's certificate of incorporation. To ensure that any restrictions on stockholders of the corporation imposed by
Section 203 or any exemption from such restrictions, remains unaffected by a holding company reorganization, the statute further provides that the provisions of Section 203 will apply to persons who are stockholders of the holding company immediately after the effectiveness of a holding company reorganization to the same extent that they applied to stockholders of the corporation immediately prior to the reorganization. In order for no stockholder vote to be required, a holding company reorganization must be tax-free for federal income tax purposes to stockholders of the corporation. Appraisal rights are not available to stockholders in a merger that qualifies as a holding company reorganization.

FAIRNESS OPINION REQUIREMENT

               California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the stockholders of the Delaware Company might, therefore, be deprived of an opportunity to consider such other proposal.

VOTING AND APPRAISAL RIGHTS IN CERTAIN TRANSACTIONS

               Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

DIVIDENDS


               Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years. The Company has never paid cash dividends on its Common Stock and has no present plans to do so.


               APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

               California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company's business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company's shares are traded in the NASDAQ and are held by fewer than 800 equity security holders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation. The Company does not currently meet all of the above requirements.


               Because more than 50% of the Delaware Company's outstanding voting securities will not be held of record by persons having addresses in California, as of its most recent annual meeting of shareholders, California law will not initially apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to not satisfy at least one of the above stated requirements.


               If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION


               The reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Provided the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

               The foregoing is only a summary of certain federal income tax consequences, and does not address all of the tax consequences of the reincorporation which may be relevant to any particular group of Shareholders. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO APPROVE THE COMPANY'S REINCORPORATION IN DELAWARE AS ALPHASERV.COM, THROUGH THE MERGER OF ALPHA MICROSYSTEMS, A CALIFORNIA CORPORATION, WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY OF ALPHA MICROSYSTEMS.


                                   PROPOSAL 3

    APPROVAL OF AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION AND AWARDS PLAN

GENERAL


               The Company's 1998 Stock Option and Award Plan (the "1998 Plan") was adopted by the Board of Directors in August 1998, and approved by the shareholders in October 1998. The 1998 Plan provides for the grants of (i) qualified incentive stock options ("ISOs") which meet the requirements of
Section 422 of the Code; (ii) stock options not so qualified ("NQSOs"); (iii) deferred stock in which delivery of Common Stock occurs upon expiration of a deferral period; (iv) restricted stock, in which Common Stock is granted to participants subject to restrictions on transferability and other restrictions, which lapse over time; (v) performance shares, consisting of a right to receive Common Stock subject to restrictions based upon the attainment of specified performance criteria; and (vi) stock appreciation rights, whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company (as defined in the 1998 Plan) or upon other events (collectively, items (iii) through (vi) are referred to herein as "Awards"). Only 321,422 options (plus any shares that might in the future be returned as a result of cancellations or expiration of options) currently remain available for grant under the 1998 Plan, and only 260,250 options remain available under the Company's 1993 Employee Stock Option Plan.

               In February 1999, the Board determined that the number of shares available for grant as options was not sufficient to enable the Company to attract and retain management and other personnel necessary to effect the Company's service expansion plans or to incentivize existing and future personnel and maintain ownership percentages represented by options held by certain members of existing management so as to sufficiently align the interests of management with that of the shareholders.

               Consequently, the Board determined that it was in the interests of the Company and its shareholders to increase the number of shares authorized for issuance under the 1998 Plan from 2,000,000 to 2,500,000, an increase of 500,000 shares. At its February 1999 Board meeting, the Board approved the amendment to the 1998 Plan, subject to shareholder approval.

The shareholders are now being requested in this Proposal 3 to approve the amendment to the 1998 Plan.

               The essential features of the 1998 Plan are outlined below. Copies of the 1998 Plan are available upon request to the Secretary of the Company.

THE 1998 PLAN

               Purpose. The purpose of the 1998 Plan is (a) to advance the interests of the Company and its shareholders by improving the Company's ability to attract and retain highly qualified personnel and to provide an incentive to others whose job performance affects the Company, including Nonemployee Directors of the Company, (b) to align Nonemployee Directors' personal interests more closely with those of the shareholders of the Company, (c) to promote ownership by Nonemployee Directors of a greater proprietary interest in the Company, and to facilitate management of the Company's cashflow.

               Eligibility. The Administrator has the authority under the 1998 Plan, among other things, to (i) select the employees of the Company, any subsidiary, a parent corporation or the Manager who shall be eligible under the 1998 Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of Common Stock or rights covered by an award; and (iv) determine the terms and conditions of any awards granted under the 1998 Plan. ISOs may be granted to the officers and key employees of the Company and its subsidiaries. NQSOs and Awards may be granted to the directors, officers, key employees and agents and consultants of the Company and its subsidiaries.


               Automatic Grants to Nonemployee Directors. In December 1995, the Company had adopted the Nonemployee Director Stock Compensation Plan under which each Director was entitled to elect to receive shares of Company Common Stock in lieu of cash directors' fees, thereby aligning the interest of the Company's Board more closely with its shareholders and preserving cash. Each Nonemployee Director had elected to do so. However, no stock remained available under the 1996 Nonemployee Director Stock Compensation Plan for the months commencing December 1, 1997, and the directors elected to accrue stock to be delivered subject to and upon shareholder approval of an increase in the number of shares available for such purpose, or if such Plan were not amended, to receive cash. In lieu of cash compensation to the Nonemployee Directors for their services on the Board for such period, the Nonemployee Directors agreed to accept options. Accordingly, each Director of the Company who was not an employee of the Company and served on the Board from December 1997 through September 1998 automatically received upon shareholder approval of the Plan in October 1998 as compensation for past services a NQSO to purchase 20,553 shares, at $1.96875 per share (the Fair Market Value of a share of Common Stock on the date of grant), exercisable immediately and continuing to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in the 1998 Plan should the Director cease to be a Director.

               Additionally, the 1998 Plan provides that in lieu of director fees, each Nonemployee Director will receive NQSO's for services subsequent to October 1, 1998. Each Nonemployee Director serving as of the date this Plan was approved by the shareholders was automatically granted on such date as compensation for his future services as a Director a Non-Qualified Stock Option (the "Initial Grant") to purchase 137,143 shares, at $1.96875 per share (the Fair Market Value of a share of Common Stock on the date of grant), exercisable one third immediately, and additional one third on each of the first and second anniversaries of the grant (provided the Director continues to serve as a Director), and continuing to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in the 1998 Plan should he cease to be a Director. New Nonemployee Directors shall receive Initial Grants upon their first election or appointment to the Board unless there are any changes in accounting requirements which would result in such grants having a material adverse impact on the Company's results of operations, in which case their Initial Grants shall be on the terms set forth in Subparagraph (ii) below for Subsequent Grants.


               Under the 1998 Plan, each Nonemployee Director then serving will receive on the third anniversary of his or her Initial Grant and each anniversary thereafter ("Subsequent Grants") an automatic grant of an NQSO to purchase a number of shares calculated as follows: (i) $30,000 (the amount such Director would otherwise have been paid for his services during such period) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (ii) the product of (i) shall be divided by the Fair Market Value of a share of Common Stock on the date of grant, which quotient shall be the number of shares for which the Option is granted. The purchase price of each share under such Non-Qualified Stock Option shall equal the Fair Market Value of a share of Common Stock on the date of such grant. Each Subsequent Grant to Nonemployee Directors in lieu of compensation shall be exercisable immediately, and shall continue to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in the 1998 Plan should be cease to be a Director.

               Administration of the 1998 Plan. The 1998 Plan is administered by the Board of Directors, or by a Committee appointed by the Board of Directors (the "Administrator").


               Shares Subject to the 1998 Plan. The 1998 Plan, as amended, provides that a total of 2,500,000 shares will be reserved and available for issuance under the 1998 Plan.


               There is no limit to the amount of Stock Options that may be granted to any individual. If an option granted under the 1998 Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Award under the 1998 Plan.

               Terms of Options. Options granted under the 1998 Plan will become exercisable in accordance with the terms of the grant made by the Administrator. Each Award will be subject to the terms and restrictions of the Award made by the Administrator. The Administrator has discretionary authority to select participants from among eligible persons and to determine at the time an option or Award is granted when and in what increments shares covered by the option may be purchased and, in the case of options, whether it is intended to be an ISO or a

NQSO; provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then Fair Market Value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum term of ten (10) years (five (5) years in the case of a grantee who holds more than 10% of the outstanding Common Stock).

               Under current law, ISOs may not be granted to any director of the Company who is not also an employee or to directors, officers and other employees of entities unrelated to the Company.

               Each option must terminate no more than ten (10) years from the date it is granted (or five (5) years in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the combined voting power of the Company's outstanding equity stock). Options may be granted on terms providing for exercise either in whole or in any part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

               The exercise price of any option granted under the 1998 Plan is payable in full in cash or its equivalent (including the withholding of shares) as determined by the Administrator. The Company may make loans available to option holders to exercise options evidenced by a promissory note executed by the optionholder and secured by a pledge of Common Stock with Fair Market Value at least equal to the principal of the promissory note unless otherwise determined by the Administrator.

               Adjustment Provisions. The 1998 Plan is subject to anti-dilution provisions for stock splits, stock dividends and similar events. In the event of a corporate transaction or event which affects the Common Stock, such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the 1998 Plan, the Committee may then make an adjustment in the number and/or kind of securities issuable under the 1998 Plan in a manner that is proportionate to the change to the Common Stock and otherwise equitable in the number and kind of shares of Common Stock remaining available for issuance under the 1998 Plan.

               Amendment and Termination. The Board of Directors may from time to time revise or amend the 1998 Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding Award without his consent or may, without shareholder approval increase the number of shares subject to the 1998 Plan or decrease the exercise price of a stock option to less than 100% of Fair Market Value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Award under the 1998 Plan, materially increase the benefits accruing to participation under the 1998 Plan or extend the maximum option term under the 1998 Plan.


               Tax Consequences. The following is a brief summary of the United States federal income tax consequences of transactions under the 1998 Plan based on federal tax laws in effect as of this date. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of options grants and exercises, and the disposition of shares acquired upon such exercise, under the 1998 Plan.

               Options granted under the 1998 Plan may be either "incentive stock options", as defined in Section 422 of the Code, or nonstatutory stock options.

               If an option granted under the 1998 Plan is an incentive stock option, under U.S. tax laws the optionee will recognize no income upon grant of the incentive stock option and generally incur no tax liability upon its exercise (provided certain employment requirements are met), although the exercise may give rise to alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after transfer of the shares to the optionee (and satisfaction of certain employment requirements), any gain will be treated as long-term capital gain under U.S. tax laws (measured by the proceeds of any sale over the amount paid for the shares). If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the Fair Market Value of the stock at the date of the option exercise or the sale price of the stock. The Company will generally be entitled to a deduction in the same amount as the ordinary income recognized by the optionee, provided that the compensation is an ordinary and necessary business expense and is reasonable and the deduction limitations of Section 162(m) do not apply. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under U.S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Generally, the current tax rate on net capital gain (net long-term capital gain minus short-term capital loss) under current U.S. tax laws is capped at 20% for shares held more than one year. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

               All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will generally not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory option. However, upon its exercise, under U.S. tax laws the optionee will generally recognize ordinary income for tax purposes measured by the excess of the then Fair Market Value of the shares over the exercise price. In certain circumstances, for example, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to employment tax and withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The Company will generally be entitled to a deduction in the same amount as the ordinary income recognized by the optionee, provided that the compensation is an ordinary and necessary business expense and is reasonable and the deduction limitations of Section 162(m) do not apply. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under U.S. tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

REQUIRED VOTE

               The adoption of the Amendment to the 1998 Stock Option and Award Plan (Proposal 3) requires the affirmative votes of the holders of a majority of the securities present or represented and entitled to vote. Abstentions on such proposals have the effect of "no" votes, but "broker non-votes" are not counted for purposes of determining whether the proposal has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1998 STOCK OPTION AND AWARD PLAN.


                                   PROPOSAL 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

               The Board of Directors of the Company has appointed Ernst & Young, certified public accountants, as independent auditors of the Company for the year ending December 31, 1999.

               Arthur Young & Company, the predecessor to Ernst & Young, began serving the Company in 1981. Ernst & Young has no direct financial interest or any material indirect financial interest in the Company or its subsidiaries, and has had no connection with the Company or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

               The Company anticipates that a representative of Ernst & Young will be present at the Annual Meeting. Such representative will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

               The approval of the auditors (Proposal 4) requires the vote of a majority of the shares represented and voting; thus neither abstentions nor "broker non-votes" are counted in determining whether this proposal has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

               The following table contains certain information as of April 1, 1999, as to each director, each individual included in the Summary Compensation Table, all officers and directors as a group and each person who, to the knowledge of the Company, was the beneficial owner of 5% or more of the outstanding voting securities. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable, and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based on the Company's records and data supplied to the Company by its shareholders.

                                                                   Amount and Nature of        Percent
Title of Class           Name of Beneficial Owner                 Beneficial Ownership(1)     of Class
--------------           ------------------------                 -----------------------     --------
Voting Preferred Stock   Hampshire Equity Partners II, L.P.                  1(2)                100.0

Common Stock             Hampshire Equity Partners II, L.P.          5,890,540(2)                 33.7

Common Stock             Carlos D. De Mattos                            49,314                      *

Common Stock             Jeffrey J. Dunnigan                            26,657

Common Stock             Benjamin P. Giess                           5,890,540(2)(3)              33.7

Common Stock             John F. Glade                                 211,200(4)
Common Stock             Rockell N. Hankin                             131,911                      *
Common Stock             Richard E. Mahmarian                          163,411                      *
Common Stock             Dennis E. Michael                              38,883                      *
Common Stock             Clarke E. Reynolds                            147,911                      *
Common Stock             Douglas J. Tullio                             537,367                     4.5
Common Stock             Sam Yau                                        43,636

Common Stock             All directors and officers as
                          a group (11 persons)                       7,245,830                    39.4

------------

 * Does not exceed 1% of the outstanding shares of the voting securities of the Company.


(1) Includes shares issuable upon exercise of options and warrants which are presently exercisable or will become exercisable on or before June 1, 1999, in the following amounts: Hampshire Equity Partners II, L.P.: 5,890,540; De
     Mattos: 45,714; Dunnigan, 25,000; Giess(3): 5,890,540, Glade, 22,500;
     Hankin: 87,578; Mahmarian: 95,078; Michael, 37,500; Reynolds: 87,578;
     Tullio: 470,998; Yau: 43,636; and by all officers and directors as a group:
     6,806,122.


(2) Hampshire Equity Partners II, L.P.'s (formerly known as ING Equity Partners II, L.P). ownership of one (1) share of Voting Preferred Stock entitles it to cast votes equivalent to the number of shares it has the right to acquire pursuant to outstanding warrants which as of June 1, 1999 is 5,844,826 shares of Common Stock. Pursuant to the Securities Purchase Agreement dated August 7, 1998, ING acquired 8,000 shares of Class A Preferred Stock as of September 1, 1998 and 7,000 shares of Class B Preferred Stock as of October 9, 1998. The address of Hampshire Equity Partners II, L.P. is 520 Madison Avenue, New York, New York 10022-4213.

(3) Mr. Giess disclaims beneficial ownership of the shares which are held by Hampshire Equity Partners II, L.P. and described in footnote (2) as well as shares for which he has been granted options as a director. Mr. Giess is prohibited from realizing any direct benefit from the option shares and holds the option shares for the benefit of Hampshire Equity Partners II, L.P. Mr. Giess is an executive officer of Lexington Equity Partners II, Inc., which is the general partner of Lexington Equity Partners II, L.P., the general partner of Hampshire Equity Partners II, L.P.; however, the Company has been advised that Mr. Giess does not exercise sole or shared voting or dispositive power with respect to the share of Voting Preferred Stock, the Preferred Stock or the outstanding warrants held by Hampshire Equity Partners II, L.P. described in footnote (2).

(4) Includes 156,200 shares held in a revocable trust of which Mr. Glade and his wife, Alana L. Glade, are sole trustees. Mr. and Mrs. Glade, acting jointly, have the power to vote and dispose of such shares.

MANAGEMENT COMPENSATION

        SUMMARY COMPENSATION TABLE

               The following table sets forth for each of the Company's executive officers earning in excess of $100,000 during the Transition Period ended December 31, 1998, compensation allocated or paid on or before April 1, 1999, for services in all capacities with the Company and its subsidiaries during the Transition Period ended December 31, 1998.


                                                         Annual Compensation                All Other Compensation
                                             -------------------------------------------   ------------------------
                                                                                                 Securities
      Name and                                                              Other Annual        Underlying
 Principal Position             Year*        Salary($)         Bonus($)    Compensation        Options/(#)(1)
 ------------------             -----        ---------         --------    ------------        --------------
Douglas J. Tullio               1998*         290,001          110,000          **                  436,237
President, CEO and              FY98          267,310          100,000          **                  100,000
Chairman of the                 FY97          225,004           90,000          **                  180,000
Board of Directors


Jeffrey J. Dunnigan(2)          1998*         122,091           39,600          **                   75,000
Vice President                  FY98
Finance and CFO and             FY97
Secretary


John F. Glade                   1998*         120,016           15,000          **                  20,000
Vice President,                 FY98          120,016            5,000          **                      --
Engineering and                 FY97          120,016           12,500          **                  20,000
Manufacturing,

Randy S. Parks(3)               1998*          94,988           46,405          **                      --
Vice President, AM              FY98           85,932           23,678                              40,000
Services Operation              FY97


Dennis E. Michael(3)            1998*          99,532           31,500          **                  30,000
Vice President of               FY98           92,092           20,000          **                  50,000
Marketing                       FY97


----------------


* Historically the Company's fiscal year ended in February. In December 1998 the Company adopted a calendar fiscal year. Information for the 1998 period reflects the period from January 1, 1998, through December 31, 1998 and includes the Transition Period from February 23, 1998 to December 31, 1998. Information for FY 1998 and FY 1997 reflects the Company's prior fiscal year periods from February 24, 1997 to February 22, 1998, and February 26, 1996 to February 23, 1997, respectively.



** Aggregate amount does not exceed 10% of the total of annual salary and bonus reported for the named executive officer.

(1) All options were granted under the 1993 Alpha Microsystems Employee Stock Option Plan and the 1998 Stock Option and Awards Plan.


(2) Mr. Dunnigan's employment with the Company did not commence until late in fiscal 1998, and his total compensation in fiscal 1998 was less than $100,000. Mr. Dunnigan was not an officer in fiscal 1997.

(3) Mr. Parks' and Mr. Michael's total compensation in fiscal 1997 was less than $100,000. Mr. Parks has resigned and is no longer an officer of the Company.


        STOCK OPTION GRANTS

               The following table provides information on stock options granted under the 1998 Alpha Microsystems Employee Stock Option Plan to the executive officers named in the Summary Compensation Table.

       OPTION GRANTS DURING TRANSITION PERIOD ENDED DECEMBER 31, 1998 (1)

                                                                      INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                                                                      -----------------                       VALUE AT ASSUMED
                                                                                                          ANNUAL RATES OF STOCK
                                                                                                              PRICE APPRECIATION
                                       PERCENT OF TOTAL                                                        FOR OPTION TERM
                                          OPTIONS/SARS                                                  -------------------------
                                           GRANTED TO
                          NUMBER OF      EMPLOYEES IN
                         SECURITIES       TRANSITION                        MARKET
                          UNDERLYING      PERIOD ENDED    EXERCISE OF      PRICE ON
                         OPTIONS/SARS     DECEMBER 31,    BASE PRICE       DATE OF     EXPIRATION
NAME                      GRANTED(#)         1998          ($/SH)           GRANT         DATE           5%($)         10%($)
----                      ----------    --------------    ------------     --------    ----------     ----------    ----------
Douglas J. Tullio         330,998            23%           $1.96875        $1.96875    10/14/2008     $  410,438    $1,039,334
Chairman, President        55,239             4%           $ 3.9375        $3.9375     12/16/2008        136,993       346,235
and CEO


Jeffrey J. Dunnigan        25,000             2%           $1.96875         $1.968     10/14/2008     $   31,000     $  78,500


John F. Glade                  --            --                 --            --             --            --            --


Randy S. Parks                 --            --                 --            --             --            --            --


Dennis E. Michael              --            --                 --            --             --            --            --


--------------------
(1) All options were granted under the 1998 Stock Option and Award Plan. Options granted to Mr. Tullio become exercisable as follows: 72,381 shares on October 15, 1998, 223,617 shares on January 1, 1999, 40,239 shares on January 1, 2000 and 50,000 shares on January 1, 2001. Options granted to Mr. Dunnigan become exercisable as follows: 25% on each anniversary date of the grant beginning October 15, 1999. In the event that the employment of optionee shall be terminated, otherwise than by reason of death or permanent disability or misconduct, the option and all rights terminate three months from the date of termination of employment except for 258,617 of Mr. Tullio's option shares which become immediately exercisable if his employment is terminated by the Company.

        TRANSITION PERIOD VALUES OF OUTSTANDING STOCK OPTIONS

               The following table provides information with respect to the executive officers named in the Summary Compensation Table concerning unexercised stock options held as of the end of the Company's Transition Period ended December 31, 1998.

             TRANSITION PERIOD ENDED DECEMBER 31, 1998 OPTION/VALUES

                                                      NUMBER OF SECURITIES
                        NUMBER                       UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE
                        OF                           OPTIONS AT DECEMBER 31,        MONEY OPTIONS AT DECEMBER
                        SHARES                                1998(#)                        31, 1998($)
                        ACQUIRED                     ---------------------------   ------------------------------
                        ON              VALUE
NAME                    EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                    -----------   -----------    -----------   -------------    -----------      -------------
Douglas J. Tullio            --          --           247,381           433,856          $442,438          $852,208

Jeffrey J. Dunnigan          --          --            25,000           100,000          $ 78,919          $292,238

John F. Glade                --          --            22,500             5,000          $ 43,371          $  5,940

Randy S. Parks               --          --            40,000            57,500          $ 77,989          $130,654

Dennis E. Michael            --          --            37,500            62,500          $ 79,003          $153,859

        COMPENSATION OF DIRECTORS

               Directors who are employees of the Company do not receive additional compensation for acting as a member of the Board of Directors or any committee thereof. Outside directors do not receive cash compensation for acting as a member of the Board of Directors or any committee thereof; however, each outside director has agreed to accept his director fees in the form of stock options pursuant to nonemployee director provisions under the 1998 Stock Option and Awards Plan. In addition, directors are reimbursed for their reasonable travel expenses incurred for attendance at such meetings.

        EMPLOYMENT AGREEMENTS AND GUARANTEED SEVERANCE PAYMENTS

               The Company entered into an Amended and Restated Employment Agreement effective September 1, 1998 with Mr. Tullio as a condition to the Initial Closing of the ING Securities Purchase Agreement dated August 7, 1998. Such employment agreement is for a term of four years and establishes an annual base salary for Mr. Tullio of $300,000, to be adjusted on each anniversary date to be an amount greater than the average salary but less than the maximum salary for chief executive officers of comparable companies. Additionally, the agreement provides that Mr. Tullio shall be considered for a bonus at the end of each fiscal year in the form of cash, stock options, stock grants or other non-cash compensation of up to 40% of his base salary based upon performance and in the sole discretion of the Board. Pursuant to such employment agreement, if Mr. Tullio's agreement terminates prior to the end of the term as a result of his death or disability, he or his estate shall be entitled to continuing payment of his base salary then in effect for 365 days following his termination, or through the last day of the term of the agreement if earlier. Further, if the Company terminates Mr. Tullio's employment other than for cause, he shall be entitled to receive an amount equal to his base salary for the immediately preceding fiscal year plus the average of his bonus compensation over the Company's two immediately preceding fiscal years. If Mr. Tullio's employment terminates, voluntarily or involuntarily, as a result of a "change in control" of the Company during the term of his employment, he shall be entitled to a lump sum severance payment equal to his base salary for the Company's immediately preceding eighteen months plus the average of his bonus compensation over the Company's two immediately preceding fiscal years, and to the extent not prohibited by the terms of the applicable plan and applicable law, all of his stock options shall become fully vested and be exercisable on a cashless exercise basis. The term "change in control" means any of the following: (a) merger or consolidation of the Company; (b) sale of all or substantially all of the assets of the Company; or (c) sale of more than 50% of the outstanding Common Stock of the Company by any person or persons. In the event of Mr. Tullio's termination, under certain circumstances the Company is also obligated to continue to provide medical and dental benefits for periods ranging from twelve to 18 months.

               The Company has also entered into employment agreement with Mr. Glade. The agreement is not for any specified term as either party may terminate the employment relationship at any time in accordance with the terms of the agreement. Pursuant to such employment agreement, under certain circumstances, if Mr. Glade is terminated, voluntarily or involuntarily, as a result of a "change in control" of the Company during the term of his employment, he shall be entitled to monthly severance payments for eighteen (18) months (the "Severance Period") following the effective date of such termination. The term "change in control" means any of the following: (a) merger or consolidation of the Company; (b) sale of all or substantially all of the assets of the Company;
(c) sale of more than 50% of the outstanding Common Stock of the Company by any person or persons; or (d) change of identity of at least a majority of the Board of Directors within a twelve-month period. The severance payments are based upon the average total compensation paid to Mr. Glade during the previous fiscal year (excluding any non-cash compensation). The severance payments shall be reduced by any compensation, fees or remuneration received by Mr. Glade during the Severance Period. The Company is also obligated to continue to provide medical and dental benefits to Mr. Glade during the Severance Period. Additionally, any rights Mr. Glade may have in connection with the Company's stock options and stock awards and the Company's profit sharing plan shall continue uninterrupted during the Severance Period, to the extent permitted by applicable tax law, other laws and the Company plans. The severance payments to Mr. Glade are required, under certain circumstances, to be placed in a trust to ensure payment.

        INDEMNIFICATION AGREEMENTS

               The Company has entered into indemnification agreements with its directors and certain key officers which provide such individuals with contractual indemnification rights. Such indemnification agreements apply retroactively as well as prospectively to any actions taken by the indemnified parties while serving as officers or directors of the Company. Such indemnification agreements also provide that the Company shall indemnify such persons to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the indemnification agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               The Company's Compensation Committee for the Transition Period ended December 31 1998, was composed of Messrs. Mahmarian, Reynolds, Giess and De Mattos. Mr. Mahmarian serves as Chairman of the Compensation Committee.

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

               The Compensation Committee of the Board of Directors (the "Committee") is responsible for setting the salaries of executive officers and administering the policies and programs that govern annual compensation and administers employee stock option and award programs.

               The Company operates in a highly competitive and rapidly changing high technology industry. The goal of the Committee with respect to the Chief Executive Officer (the "CEO") and other executive officers is to provide compensation sufficient to attract, motivate and retain executives of outstanding ability. Recognizing the necessity for continually adjusting to the rapidly evolving marketplace, the Committee seeks to set compensation policies that promote the Company's flexibility to respond to changes in its business environment.

               BASE SALARY. The Committee historically established the base salary of the CEO and other executive officers based primarily upon a review of readily available salary surveys of similarly sized companies in the Company's industry segment. The Committee annually evaluates the performance of and determines adjustments to base salary of the CEO and the Company's other executive officers based upon a mix of the achievement of the corporate goals, individual performance and contributions and comparisons with other similarly sized companies in the Company's industry segment. During the Transition Period, the CEO's annual base salary was set by contract at $300,000, subject to increases by the Board of Directors.

               BONUSES. Bonuses for executive officers are established by the Committee based upon achievement of corporate objectives as well as individual performance. Target bonuses (which generally range from 10%-40% of salary) and goals and objectives are established each year for each of the executive officers. Individual goals and objectives are modified during the year to reflect changes in market conditions and opportunities.


               STOCK PLANS. The long term incentive element of the Company's management compensation program is provided through the award of stock options. Amounts awarded are discretionary with the Stock Option Committee. The Company believes that providing management with a substantial economic interest in the long-term appreciation of the Company's Common Stock further aligns the interest of shareholders and management. When granting stock options to executive officers in the ten-months ended December 31, 1998, the Stock Option Committee considered each officer's current stock and stock option holdings.

               Section 162(m) of the Internal Revenue Code (the "Code"), as amended, limits the Company to a deduction of no more than $1 million paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee believes at the present time it is unlikely that the compensation paid to any executive officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Committee has not yet established a policy for determining which forms of incentive compensation awarded to executive officers will qualify as performance-based compensation.


               CEO COMPENSATION. The Committee in determining the CEO's compensation for the Transition Period ended December 31, 1998 considered the CEO's performance in achieving goals set by the Committee, the Company's performance, and the position of the Company on a go-forward basis. Goals which had been set by the Committee included (1) identifying and closing acquisitions that would be individually profitable and that would move the Company towards annual revenues of $50 million or more; (2) completing financing arrangements to provide funds for future growth; (3) continuing to increase shareholder's equity and shareholder value; (4) continuing to promote Alpha CONNECT technology; and
(5) returning the Company to profitability.

               The Committee reviewed information supplied by the Economic Research Institute for companies in similar industries at revenue levels presently comparable to the Company and anticipated as a result of the Company's acquisition strategy. Based upon the CEO's performance with respect to the established objectives and the CEO's overall performance, and based upon competitive salary information, the Committee awarded Mr. Tullio a bonus of $110,000 for the Transition Period ended December 31, 1998, bringing his total compensation for such period near the mean for companies with revenues similar to the annualized revenues of the Company after taking into account growth achieved during the Transition Period.

               Mr. Tullio was granted stock options in the ten-months ended December 31, 1998, representing the right to purchase 386,237 shares of Common Stock. These grants, together with prior options granted which have not expired, result in Mr. Tullio having the right to purchase 681,237 shares of Common Stock (approximately 5.9% of the outstanding shares of Common Stock of the Company), consistent with prior Board recommendation and Committee decisions that the CEO should, in order to ensure appropriate incentive to maximize shareholder value, have the right to purchase approximately 5% of the outstanding shares of the Company.

               Members of the Compensation Committee for the Transition Period ended December 31, 1998, were Richard E. Mahmarian, Chairman, Clarke E. Reynolds, Carlos D. De Mattos and Benjamin P. Giess.

        COMMON STOCK PERFORMANCE(1)


               The following graph compares the percentage change in the Company's cumulative total shareholder return on Common Stock over the last five-year period with the performances of the Nasdaq Stock Market Index, the S&P Computers (Software & Services) Index and the Media General Financial Services Industry Group 071 (Computers, Subsystems and Peripherals over the same period. As a result of a restructuring of its industry group classification system in 1998, Media General Financial services no longer supports the MGFS Industry Group 071. Accordingly, the Company has chosen to compare itself to the S&P Computers (Software and Services) Index. The returns were calculated assuming the value of the investment in the Company's stock and each index were $100 on February 27, 1994, and that all dividends were reinvested.



--------

(1) This Section, including the Stock Performance Graph, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY,
                         INDUSTRY INDEX AND BROAD MARKET


                                                        2/27/94  2/26/95  2/25/96  2/23/97  2/22/98  12/31/98
Alpha Microsystems                                      $ 100    $  39    $  31    $  88    $  70    $ 174
S&P Computers (Software & Services)                     $ 100    $ 116    $ 181    $ 260    $ 384    $ 604
Nasdaq US                                               $ 100    $ 102    $ 145    $ 174    $ 233    $ 290
Media General Financial Services Industry Group 071'    $ 100    $ 112    $ 184    $ 210    $ 304    $   0




      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

               Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's Common Stock, to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten-percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

               To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Transition Period ended December 31, 1998, all such reports required pursuant to Section 16(a) by the Company's officers, directors and greater than ten-percent (10%) beneficial owners were timely filed except that Mr. DeVito did not timely file a Form 4 to report the acquisition of 5,000 shares of the Company's Common Stock in October 1998. A Form 4 was subsequently filed by Mr. DeVito.

DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

               Any proposal intended to be presented by a shareholder at the 2000 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company's principal office not later than January 3, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Pursuant to the Company's By-laws, any shareholder wishing to make nominations for director, or bring other business to any meeting of the shareholders of the Company, must give written notice to the Secretary of the

Company not less than 90 days in advance of such meeting or, if later, the tenth day following the first public announcement of the date of such meeting. The required content of such notice is set forth in the Company's Bylaws, a copy of which may be obtained by writing to the Secretary of the Company at the address set forth below.

EXPENSES OF SOLICITATION


               The total cost of this solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally by telephone or telegraph. In addition, the Company has retained Georgeson & Company Inc. to assist it in connection with soliciting proxies for the Annual Meeting. The Company has agreed to pay Georgeson & Company Inc. approximately $8,500 plus reimbursement of certain expenses. The Company may reimburse persons holding shares in their own names or in the names of their nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.


OTHER MATTERS

               The Board of Directors knows of no other business to be presented at the meeting, but if other matters are properly presented at the meeting, the persons named in the proxy will exercise their discretionary authority to vote on such matters as well as other matters incident to the conduct of the meeting.


               The Company has filed its Transition Report on Form 10-K for the year ended December 31, 1998 with the Securities and Exchange Commission. This report contains detailed information concerning the Company and its operations, supplementary financial information and certain schedules which may not be included in the Annual Report to shareholders. A COPY OF THIS REPORT, EXCLUDING EXHIBITS, WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO JEFFREY J. DUNNIGAN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, 2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA 92704. A COPY OF ANY EXHIBIT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST AND PAYMENT TO THE COMPANY OF A COPYING CHARGE OF 25 CENTS PER PAGE. REQUESTS FOR COPIES OF EXHIBITS SHOULD ALSO BE DIRECTED TO JEFFREY J. DUNNIGAN AT THE ABOVE ADDRESS.


                                    By Order of the Board of Directors,



                                    Jeffrey J. Dunnigan, Secretary

May 3, 1999

                                                                     Exhibit A


                                     FORM OF
                          AGREEMENT AND PLAN OF MERGER
                                       OF
                               ALPHASERV.COM, INC.
                            (A DELAWARE CORPORATION)
                                       AND
                               ALPHA MICROSYSTEMS
                           (A CALIFORNIA CORPORATION)


        THIS AGREEMENT AND PLAN OF MERGER, dated as of _____________, 1999 (this "Agreement") is between AlphaServ.com, a Delaware corporation ("AMS Delaware"), and Alpha Microsystems, a California corporation ("AMS California"). AMS Delaware and AMS California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

        A. AMS Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of 45,000,000 shares. The number of shares of Preferred Stock authorized to be issued is 5,000,000, par value $.001, of which 2,500 shares have been designated as Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares have been designated as Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7000 shares have been designated as Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,000 shares have been designated as Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, 17,500 shares have been designated as Class D1 Cumulative, Redeemable and Exchangeable Preferred Stock and 100 shares have been designated as Voting Preferred Stock. No shares of Preferred Stock were outstanding as of the date hereof and prior to giving effect to the transactions contemplated hereby. The number of shares of Common Stock authorized to be issued is 40,000,000, par value $.001. As of the date hereof, and before giving effect to the transactions contemplated hereby, 1,000 shares of Common Stock were issued and outstanding, all of which were held by AMS California.

        B. AMS California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of 45,000,000 shares. The number of shares of Preferred Stock authorized to be issued is 5,000,000, no par value, of which 2,500 shares have been designated as Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares have been designated as Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7,000 shares have been designated as Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,000 shares have been designated as Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, 17,500 shares have been designated as Class D1 Cumulative, Redeemable and Exchangeable Preferred Stock and 100 shares have been designated as Voting Preferred Stock. Of these designated shares of Preferred Stock, 2,500 shares of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, 5,500 shares of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, 7,000 shares of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock and 1 share of Voting Preferred Stock are presently outstanding. The number of shares of Common Stock authorized to be issued is 40,000,000, no par value, of which ______ are presently outstanding.

        C. The Board of Directors of AMS California has determined that, for the purpose of effecting the reincorporation of AMS California in the State of Delaware, it is advisable and in the best interests of AMS California that AMS California merge with and into AMS Delaware upon the terms and conditions herein provided.

        D. The respective Boards of Directors of AMS Delaware and AMS California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

        E. AMS Delaware is a wholly-owned subsidiary of AMS California.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, AMS Delaware and AMS California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

        1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the General Corporation Law of the State of California, AMS California shall be merged with and into AMS Delaware (the "Merger"), the separate existence of AMS California shall cease and AMS Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be AlphaServ.com, a Delaware corporation.

        1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

               (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of AMS California and the sole stockholder of AMS Delaware in accordance with the requirements of the Delaware General Corporation Law and the General Corporation Law of the State of California;

               (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

               (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

               (d) An executed counterpart of this Agreement, a Certificate of Merger or any other document filed with the Secretary of State of the State of Delaware pursuant to section (c) above, shall have been filed with the Secretary of State of the State of California.

        The date and time when the Merger shall become effective as aforesaid, is herein called the "Effective Date of the Merger."

        1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of AMS California shall cease and AMS Delaware, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and AMS California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of AMS California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of AMS Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of AMS California in the same manner as if AMS Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of AMS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2 BYLAWS. The Bylaws of AMS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3 DIRECTORS AND OFFICERS. The directors and officers of AMS Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

        3.1 AMS CALIFORNIA COMMON SHARES AND PREFERRED SHARES. Upon the Effective Date of the Merger, (a) each share of AMS California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation, (b) each share of AMS California Class A1 Cumulative,

Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (c) each share of AMS California Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (d) each share of AMS California Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (e) each share of AMS California Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, (f) each share of AMS California Class D Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Class D Cumulative, Redeemable and Exchangeable Preferred Stock of the Surviving Corporation, and (g) each share of AMS California Voting Preferred Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporation, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Voting Preferred Stock of the Surviving Corporation.


        3.2 AMS CALIFORNIA OPTIONS AND STOCK PURCHASE RIGHTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including the 1993 Employee Stock Option Plan, the Employee Stock Purchase Plan and the 1998 Stock Option and Award Plan) and all other employee benefit plans of AMS California. Each outstanding and unexercised option, or other right to purchase AMS California Common Stock shall become an option, or right to purchase the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of AMS California Common Stock issuable pursuant to any such option, or stock purchase right on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such AMS California option or stock purchase right at the Effective Date of the Merger.

        A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of shares of AMS California Common Stock so reserved immediately prior to the Effective Date of the Merger.

        3.3 AMS DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, par value $.001 per share, of AMS Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by AMS Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

        3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of AMS California Common Stock and AMS Preferred Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of AMS California Common Stock or AMS California Preferred Stock, as the case may be, shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, into which shares of AMS California Common Stock and AMS Preferred Stock were converted in the Merger.

        The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock and Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

        Each certificate representing Common Stock and Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of AMS California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

        If any certificate for shares of AMS Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of AMS Delaware that such tax has been paid or is not payable.

                                   IV. GENERAL

        4.1 COVENANTS OF AMS DELAWARE. AMS Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

               4.1.1 Qualify to do business as a foreign corporation in the State of California.

               4.1.2 File any and all documents with the California Franchise Tax Board necessary for the assumption by AMS Delaware of all of the franchise tax liabilities of AMS California.

               4.1.3 Take such other actions as may be required by the General Corporation Law of the State of California.

        4.2 FURTHER ASSURANCES. From time to time, as and when required by AMS Delaware or by its successors or assigns, there shall be executed and delivered on behalf of AMS California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by AMS Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of AMS California and otherwise to carry out the purposes of this Agreement, and the officers and directors of AMS Delaware are fully authorized in the name and on behalf of AMS California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either AMS California or of AMS Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of AMS California.

        4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder or shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock or any Constituent Corporation.

        4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

        4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2722 South Fairview Street, Santa Ana, CA 92704, and copies thereof will be furnished to any stockholder or shareholder of either Constituent Corporation, upon request and without cost.

        4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

        4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of AlphaServe.com, Inc., a Delaware corporation, and Alpha Microsystems, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                       ALPHASERV.COM, INC.,
                                       a Delaware corporation


                                       By: _____________________________________
                                           Douglas J. Tullio
                                           President and Chief Executive Officer

ATTEST:

__________________________________
Jeffrey J. Dunnigan
Secretary

                                       ALPHA MICROSYSTEMS,
                                       a California corporation


                                       By: _____________________________________
                                           Douglas J. Tullio
                                           President and Chief Executive Officer

ATTEST:

__________________________________
Jeffrey J. Dunnigan
Secretary

                           [COUNTERPART SIGNATURE PAGE
                        TO AGREEMENT AND PLAN OF MERGER]

                                                                       EXHIBIT B


                                     FORM OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  ALPHASERV.COM

               I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

               FIRST. The name of the corporation is AlphaServ.com (the "Corporation").

               SECOND. The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

               THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

               FOURTH. (a) The total number of shares of stock which the Corporation shall have authority to issue is 45 million (45,000,000), consisting of 40 million (40,000,000) shares of Common Stock, par value $.001 per share ("Common Stock") and five million shares (5,000,000) of Preferred Stock, par value $.001 per share ("Preferred Stock").

               (b) Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation (the "Board of Directors"), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

               The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

               (i) The number of shares constituting that series and the distinctive designation of that series;

               (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

               (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

               (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

               (viii) Any other relative rights, preferences and limitations of that series.

               FIFTH. The Incorporator of the Corporation is RL&F Service Corp., 10th Floor, One Rodney Square, 10th and King Streets, Wilmington, DE 19801.

               SIXTH. Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

               SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise; provided, however, that the affirmative vote of 80% of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required for stockholders to adopt, amend, alter or repeal any provision of the Bylaws.

               EIGHTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

               NINTH. (a) From and after the effective time of the merger (the "Merger") between the Corporation and AlphaServ.com, a California corporation, pursuant to the Agreement and Plan of Merger, dated ________ __, 1999, between the Corporation and AlphaServ.com, a California corporation, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

               (b) Special meetings of stockholders may be called only by the Board of Directors, the Chairman of the Board of Directors or the President, and may not be called by any other person or persons.

               TENTH. (a) Except as otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the Board of Directors shall consist of not fewer than five (5) nor more than nine (9) directors, the exact number of directors within such limits to be determined solely by the Board of Directors in the manner set forth in the By-laws of the Corporation. The directors, other than those who may be elected by the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be divided into three classes, as nearly equal in number as possible. The initial Class I Directors shall be those persons named as such in Article ELEVENTH of this Certificate of Incorporation, who shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the effective time of the Merger; the initial Class II Directors shall be those person named as such in Article ELEVENTH of this Certificate of Incorporation, who shall serve for a term expiring at the second annual meeting of stockholders following the effective time of the Merger; and the initial Class III Directors shall be those persons named as such in Article ELEVENTH of this Certificate of Incorporation, who shall serve for a term expiring at the third annual meeting of stockholders following the effective time of the Merger. Each director in each such class shall hold office until his or her successor is duly elected and qualified. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Certificate of Incorporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified.

               ELEVENTH. The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The names, mailing addresses and classes of the persons who are to serve as the initial directors of the Corporation until their successors are duly elected and qualified, are:

               Clarke E. Reynolds                  c/o AlphaServ.com, Inc.
               (Class I)                           2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Douglas J. Tullio                   c/o AlphaServ.com, Inc.
               (Class I)                           2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Rockell N. Hankin                   c/o AlphaServ.com, Inc.
               (Class III)                         2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Richard E. Mahmarian                c/o AlphaServ.com, Inc.
               (Class III)                         2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Carlos D. DeMattos                  c/o AlphaServ.com, Inc.
               (Class II)                          2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Benjamin P. Gress                   c/o AlphaServ.com, Inc.
               (Class II)                          2722 South Fairview St.
                                                   Santa Ana, CA  92704

               Sam Yau                             c/o AlphaServ.com, Inc.
               (Class II)                          2722 South Fairview St.
                                                   Santa Ana, CA  92704



               TWELFTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article; provided, however, that the affirmative vote of 80% of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend, alter or repeal, or adopt any provision inconsistent with, whether by amendment, merger or otherwise, the provisions of Articles SEVENTH, EIGHTH, NINTH, TENTH or TWELFTH.

               The undersigned Incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed on _______ ____, 1999.


                                            ____________________________________
                                            RL&F Service Corp.
                                            by: ______________________
                                                ______________________
                                            Incorporator

                                                                       EXHIBIT C

                                     FORM OF

                                     BY-LAWS

                                       OF

                                  ALPHASERV.COM

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    -------------------------------------------------------------------------


                                    ARTICLE I

                               OFFICES AND RECORDS

               SECTION 1.1 REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

               SECTION 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

               SECTION 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's principal executive office or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

               SECTION 1.4. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

                                   ARTICLE II

                                  STOCKHOLDERS

               SECTION 2.1.  ANNUAL MEETINGS.

               (A) An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by


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resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

               (B)(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 2.3 of these By-laws, (b) by or at the direction of the Chairman of the Board or the Board of Directors or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this paragraph (B) of this By-law and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
(B)(1) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of such nomination or proposal. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

               (3) Notwithstanding anything in the second sentence of paragraph
(B)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the



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nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

               SECTION 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice.

               SECTION 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

               SECTION 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

               SECTION 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present and entitled to vote may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these By-laws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

               SECTION 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his



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absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

               SECTION 2.7. VOTING; PROXIES. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot; provided, however, that any election for directors must be by ballot if demanded by any stockholder at the meeting before the election has begun. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect directors. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

               SECTION 2.8. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stock holders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

               SECTION 2.9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders



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



entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stock holder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

               SECTION 2.10. INSPECTION OF BOOKS AND RECORDS BY STOCKHOLDERS. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the state of Delaware or at its principal executive office.

               SECTION 2.11. NO ACTION BY CONSENT OF STOCKHOLDERS. No action that is required to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting.

               SECTION 2.12. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.


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


               SECTION 2.13. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated by the Board of Directors as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                   ARTICLE III

                               BOARD OF DIRECTORS

               SECTION 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these By-laws required to be exercised or done by the stockholders.

               SECTION 3.2. NUMBER; QUALIFICATIONS. The Board of Directors shall consist of not less than five (5) nor more than nine (9) members, the exact number to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

               SECTION 3.3. ELECTION; RESIGNATION; REMOVAL. At each annual meeting of stockholders beginning with the first annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his earlier death, resignation or removal. Any director, or the entire Board of Directors, may be removed only for cause, by the affirmative vote of the holders of a majority of shares then entitled to vote at the election of directors. Any director may resign at any time upon written notice to the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

               SECTION 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and



                                     C-6

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qualified. If there are no directors in office, then an election of directors may be held in the manner provided by statute. No decrease in the number of directors constituting the whole Board shall shorten the term of any incumbent director.

               SECTION 3.5. ANNUAL MEETING. The annual meeting for each newly elected Board of Directors shall be held without notice other than this By-law immediately after, and at the same place as, the annual meeting of stockholders for the purpose of organization, any desired election of officers, and the transaction of any other proper business. In the event the annual meeting of any newly elected Board of Directors shall not be held immediately after, and at the same place as, the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided in Section 3.7 of these By-laws.

               SECTION 3.6. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

               SECTION 3.7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by any two members of the Board of Directors. Notice of the time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each director or sent by first-class mail, telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally, or by telephone, or by telegraph, or by facsimile, it shall be delivered personally, or by telephone, or to the telegraph company, or by facsimile at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or purposes of the special meeting, or the place of the special meeting if the meeting is to be held at the principal executive office of the Corporation.

               SECTION 3.8. TELEPHONIC MEETINGS PERMITTED. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-law shall constitute presence in person at such meeting.

               SECTION 3.9. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the directors present,



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whether or not a quorum, may adjourn any meeting to another time and place.
Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given to the directors who were not present at the time of the adjournment in the manner specified in Section
3.7 of these By-laws.

               SECTION 3.10. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

               SECTION 3.11. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

               SECTION 3.12. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.12 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

               SECTION 3.13. APPROVAL OF LOANS TO OFFICERS. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including without limitation, a pledge of shares of stock of the Corporation. Nothing in this By-law contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statutes.

               SECTION 3.14. INSPECTION OF BOOKS AND RECORDS BY DIRECTORS. Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his position as a director.

                                   ARTICLE IV

                                   COMMITTEES

               SECTION 4.1. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

               SECTION 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

                                    ARTICLE V

                                    OFFICERS

               SECTION 5.1. OFFICERS. The officers of the Corporation shall be a President, a Secretary, and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these By-laws. Any number of offices may be held by the same person. The compensation of all officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of his also being a director of the Corporation.

               SECTION 5.2. ELECTION OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these By-laws, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

               SECTION 5.3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these By-laws or as the Board of Directors may from time to time determine.

               SECTION 5.4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

               Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

               SECTION 5.5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-laws for regular appointments to that office.

               SECTION 5.6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these By-laws. If there is no President, then the Chairman of the Board shall also be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these By-laws.

               SECTION 5.7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws.

               SECTION 5.8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these By-laws, the President or the Chairman of the Board.

               SECTION 5.9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders. The minutes shall show the time and place of each meeting, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

               The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

               The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required to be given by law or by these By-laws. He shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these By-laws.

               SECTION 5.10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares.

               The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-laws.

               SECTION 5.11. ABSENCE OR DISABILITY OF OFFICERS. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may delegate the powers and duties of such officer to any officer or to any director, or to any other person who it may select.

                                   ARTICLE VI

                                      STOCK

               SECTION 6.1. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

               SECTION 6.2. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

               SECTION 6.3. TRANSFER OF STOCK. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

               SECTION 6.4. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                   ARTICLE VII

                                 INDEMNIFICATION

               SECTION 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

               SECTION 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

               SECTION 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

               SECTION 7.4. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

               SECTION 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

               SECTION 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII

                                  MISCELLANEOUS

               SECTION 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

               SECTION 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

               SECTION 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

               SECTION 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relation ship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

               SECTION 8.5. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, as amended, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation, as amended.

               SECTION 8.6. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

               SECTION 8.7. EXECUTION OF CORPORATE INSTRUMENTS. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board of Directors.

                SECTION 8.8. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board of Directors, except as otherwise provided in these By-laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

               SECTION 8.9. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

               SECTION 8.10. AMENDMENT OF BY-LAWS. These By-laws may be altered or repealed, and new By-laws made, by the Board of Directors, but the stockholders may make additional Bylaws and may alter and repeal any By-laws whether adopted by them or otherwise.

PROXY                          ALPHA MICROSYSTEMS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        OF ALPHA MICROSYSTEMS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

                  The undersigned shareholder(s) of Alpha Microsystems (the "Company") hereby appoints Douglas J. Tullio, Jeffrey J. Dunnigan, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the annual meeting of shareholders of the Company to be held on Thursday, June 3, 1999, at 2722 South Fairview Street, Santa Ana, California, at 10:00 a.m. and at any and all adjournments or postponements thereof (the "Annual Meeting"), to vote all shares of the capital stock of the Company held by the undersigned as if the undersigned were present and voting the shares.

                  Such proxies are directed to vote as specified on the reverse side or, if no specification is made, FOR election of the directors named on the reverse side and in the Company's proxy statement (a copy of which the undersigned hereby acknowledges receiving), FOR approval of the proposal to reincorporate the Company in Delaware as AlphaServ.com, through the merger of Alpha Microsystems, a California corporation, with and into a wholly-owned Delaware subsidiary of Alpha Microsystems, FOR approval of the proposal to amend the Company's 1998 Stock Option and Award Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 500,000 shares to an aggregate of 2,500,000 shares, FOR approval of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1999, and to vote in accordance with their discretion on such other matters that may properly come before the meeting. Such authority includes the right, in the discretion of the proxies, and each of them, to cumulate votes for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy among the seven nominees named on the reverse side or any substitute person or persons nominated by the Board of Directors for election to the Board. To vote in accordance with the Board of Directors' recommendations, merely sign on the reverse side; no boxes need to be checked.

         CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE

     Please mark
[X]  your votes as
     indicated in
     this sample

1. Election of Carlos D. DeMattos, Benjamin P. Giess, Rockell N. Hankin, Richard E. Mahmarian, Clarke E. Reynolds, Douglas J. Tullio and Sam Yau to serve until the next annual meeting

                          FOR ALL                    WITHHOLD
                          nominees                   AUTHORITY
                      (with exceptions                for all
                           noted)                    nominees
                            [ ]                         [ ]

(To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

________________________________________________________________________________

2. Approval of the proposed reincorporation of the Company in Delaware as AlphaServ.com, through the merger of Alpha Microsystems, a California corporation, with and into a wholly-owned Delaware subsidiary of Alpha Microsystems.

                 FOR              AGAINST           ABSTAIN
                 [ ]                [ ]               [ ]

3. Approval of the proposed amendment to the Company's 1998 Stock Option and Award Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 500,000 shares to an aggregate of 2,500,000 shares.

                 FOR              AGAINST           ABSTAIN
                 [ ]                [ ]               [ ]

4. Approval of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 1999.

                 FOR              AGAINST           ABSTAIN
                 [ ]                [ ]               [ ]


SIGNATURE(S) OF SHAREHOLDER(S)________________________DATED:_____________, 1999.

Please sign exactly as your name(s) appears on this Proxy. If signing as executor, administrator, trustee, guardian, attorney or for a corporation, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.